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                                                                    EXHIBIT 99.4

                  NOTICE OF GUARANTEED DELIVERY FOR TENDERS OF

                    $300,000,000 6.15% SENIOR NOTES DUE 2002

                                       OF

                    TELECOMUNICACIONES DE PUERTO RICO, INC.

                                 GUARANTEED BY
                      PUERTO RICO TELEPHONE COMPANY, INC.
                                      AND
                           CELULARES TELEFONICA, INC.

     This form or one substantially equivalent hereto must be used to accept the exchange offer of Telecomunicaciones de Puerto Rico, Inc. (the "Company") made
pursuant to the Prospectus, dated             , 1999 (the "Prospectus"), and the
enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for 6.15% Senior Notes due 2002 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York
(the "Exchange Agent") prior to 5:00 P.M., New York City time, on             ,
1999 (the "Expiration Date") of the exchange offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms used and not defined herein have the meanings assigned to them in the Prospectus.

                DELIVERY TO THE BANK OF NEW YORK, EXCHANGE AGENT

                      By mail, overnight delivery or hand:
                              The Bank of New York
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286
                            Attention: Enrique Lopez
                           Reorganization Department

                            Facsimile Transmission:
                                  212-815-4699

                    Confirm by Telephone or For Information:
                                  212-815-2742

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures of Old Notes" section of the Prospectus.

----------------------------------------------------------------------------------------------------
                  DESCRIPTION OF OLD NOTES                            1                   2
----------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         INTEREST RATE AND   PRINCIPAL AMOUNT
                 (PLEASE FILL IN, IF BLANK)                     MATURITY DATE         TENDERED
----------------------------------------------------------------------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

----------------------------------------------------------------------------------------------------

                                PLEASE SIGN AND COMPLETE
-----------------------------------------

Signatures of Registered Holder(s)
or Authorized Signatory: ----------------       Date: ---------------------, 1999
-----------------------------------------
-----------------------------------------       Address: --------------------------------
-----------------------------------------       -----------------------------------------
Name(s) of Registered Holder(s): --------       Area Code and
-----------------------------------------       Telephone No.:---------------------------
-----------------------------------------

     This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

Please print name(s) and address(es)

Name(s):        ------------------------------------------------------------
                ------------------------------------------------------------
Capacity:       ------------------------------------------------------------
Address(es):    ------------------------------------------------------------
                ------------------------------------------------------------

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

                                        2
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the date of execution of this Notice of Guaranteed Delivery.

Name of firm:
              ----------------------------
                                              ------------------------------------------
                                              (AUTHORIZED SIGNATURE)
Address:                                      Name:
        ----------------------------------         -------------------------------------
                                              (PLEASE PRINT)
                                              Title:
------------------------------------------          ------------------------------------
(INCLUDING ZIP CODE)

Area Code and Tel. No.
                      --------------------    Dated: ---------------------, 1999

     DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

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